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                     COHEN & STEERS REALTY FOCUS FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Realty Focus Fund for the quarter ended September 30, 2004. The net asset values per share at that date were $45.82, $45.82, and $45.82 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $45.82. Regular dividends are reviewed semiannually; therefore, no dividend was declared for the quarter. The Class I shares of the fund had a total return for the quarter, based on income and change in net asset value, of 8.5%, which compares to the NAREIT Equity REIT Index's(a) total return of 8.2%. For the nine months ended September 30, 2004, the Class I shares had a total return of 20.4%, which compares to NAREIT's return of 14.2%.

FUND DEVELOPMENTS

    The fund, formerly Cohen & Steers Special Equity Fund, changed its name to Cohen & Steers Realty Focus Fund on September 30, 2004. The new name reflects the fund's strategy of investing in a limited number of real estate companies. The fund's investment objective and management team remain the same.

    In addition to changing its name, the fund reclassified shares purchased prior to the name change as Class I shares and created three additional share classes -- Class A, B and C shares. Current shareholders who purchased shares prior to September 30, 2004 will be able to continue purchasing additional shares on the same terms that were in effect prior to that date. In conjunction with the new share class structure, the advisor has agreed to limit the expense ratio of Class I shares to 1.30% from September 30, 2004 through December 31, 2005; the expense limitation for Class I shares prior to September 30, 2004 was 1.50%.

    New investors have the option of purchasing the fund's A, B, C or I shares, which have different minimum investment requirements and may have sales charges associated with them. Class I shares will only be available to new investors who meet the minimum initial investment requirements specified in the prospectus.

    We are pleased with the fund's continued strong performance. Looking at the Lipper Real Estate Funds peer group, the fund's rankings are as follows:

                         LIPPER RANKINGS AS OF 9/30/04(b)

                                                          NUMBER OF FUNDS
TIME PERIOD                                     RANKING    IN PEER GROUP
-----------                                     -------    -------------
Year to date..................................     3            210
1 year........................................     7            190
3 year........................................     9            144
5 year........................................     7            117

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.
(b) Lipper rankings are based on total returns but do not consider sales charges. Rankings are for Class I shares only; other share classes may have different performance attributes.

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                                       1





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                     COHEN & STEERS REALTY FOCUS FUND, INC.

    As of September 30, 2004, the fund also had a five-star overall Morningstar rating in Morningstar's Specialty Real Estate category, in which it was compared to 144 funds within its peer group.(a)

    By increasing the number of share classes available for purchase, and considering the fund's strong performance, we believe that the fund may appeal to a broader range of investors and investment advisors. Our goal is to increase the assets in the fund, which could potentially lower the fund's expense ratio.

INVESTMENT REVIEW

    In the third quarter of 2004, REITs enjoyed a strong rebound from the second quarter correction. In fact, the NAREIT Equity REIT Index went on to surpass its late March highs on the basis of investor views about a number of factors, such as the strength of continuing economic growth, improving real estate fundamentals and rising real estate asset values. In April and early May, REIT prices fell 18% as many investors believed that REITs were overvalued and that interest rates were the most important determinant of REIT stock prices. A rising interest rate environment, as conventional wisdom surmised, must be negative for REITs.

    Since mid-May, however, REITs have returned 24%. The reasons, we believe, are clear. There is a real economic recovery underway in the United States, as well as a recovery in real estate fundamentals. We view this recovery as broad-based, with solid GDP growth and material job growth. Yet it has taken many by surprise, particularly those who thought that a stronger economy, as evidenced by the March payroll report, and

-------------------
(a) For each fund with at least a three-year history, Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar rating metrics. The fund was rated against the following numbers of U.S.-domiciled Specialty Real Estate funds over the following time periods: 144 funds in the prior three-year period ending September 30, 2004 and 188 funds in the prior five- year period ending September 30, 2004. With respect to these Specialty Real Estate funds, the fund received a Morningstar Rating of 5 stars for both the three and five year periods. Past performance is no guarantee of future results. Morningstar Rating is for the Class I share class only; other classes may have different performance characteristics.
    'c'2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;
    (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

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                                       2





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                     COHEN & STEERS REALTY FOCUS FUND, INC.

accompanying higher interest rates would be negative for REITs. This recovery has resulted in higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher earnings expectations in the future, and higher real estate asset values.

    Consistent with our investment thesis, the more cyclical property types -- office, industrial, apartment, hotel and self storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter. Apartment revenues were flat in the first quarter and up 0.3% in the second quarter. Industrial occupancies swung from a decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Mixed office/industrial REITs' occupancies declined 0.1% in the first quarter and increased 1.1% in the second quarter.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat, and essentially in-line with consensus expectations. In the second quarter, however, REIT earnings growth not only accelerated, but pulled meaningfully away from subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters. Reported cash flow growth per share in the first and second quarter, as segregated by property type were as follows:

                           2004 REIT CASH FLOW GROWTH

PROPERTY TYPE                           1ST QUARTER   2ND QUARTER   DIFFERENCE
-------------                           -----------   -----------   ----------
Self Storage..........................       -9.1%           7.2%        16.3%
Industrial............................       -5.0            7.8         12.8
Office................................       -8.7            0.2          8.9
Office/Industrial.....................       -7.4            0.8          8.2
Diversified...........................        0.0            4.0          4.0
Shopping Center.......................        9.6           13.2          3.6
Apartment.............................       -4.7           -2.7          2.0
Health Care...........................        3.3            2.2         -1.1
Regional Mall.........................       11.6            8.7         -2.9
Manufactured Home.....................      -13.0          -16.7         -3.7
Net Lease.............................       10.8           -6.1        -16.9
All REITs.............................        0.0%           3.8%         3.8%

Source: Citigroup. The data presented are for the REIT industry as a whole and is not indicative of the past or future performance of the fund.

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                                       3





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                     COHEN & STEERS REALTY FOCUS FUND, INC.

    The improvement in fundamentals confounded those who believed that earnings growth would remain stagnant and that REITs were fully valued. Again, this acceleration in reported earnings growth was particularly unexpected for some of the more cyclical property types. Consensus expectations for apartments were for a further deterioration in the second quarter of -6%. Instead the earnings decline shrunk to -2.7%. The consensus expected the industrial REITs to persist in negative territory with a -1% earnings estimate for the second quarter. Instead, earnings increased 0.8%.

    Perhaps as important, this jolt in fundamentals has now forced many analysts to revise their earnings expectations upward for the REIT sector in future periods. (Our proprietary estimates for REIT earnings growth have been consistent for some time: approximately 4% in 2004 and 10% in 2005, contingent on continued strength in the U.S. economy.) Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, expectations for hotel earnings have increased by 7.8 percentage points, expectations for office earnings have increased by 5 percentage points, and expectations for mall earnings have increased by 3.3 percentage points since June.

    We believe that the broad-based improvement in real estate fundamentals is also having a significant impact on the value of real estate assets, contributing to higher REIT stock prices. Evidence of higher occupancies and higher rents for most property types has, in our view, led many REIT investors, analysts and managements to reflect significantly higher estimates of net asset value (NAV) for REIT stocks.

    In addition to improving property level income, we believe higher replacement costs are also pushing up NAVs. As property markets tighten (especially in densely populated urban areas) and commodity costs rise, the cost of the inputs to a real estate asset -- land, steel, concrete, wood, and labor, among others -- are all rising. Where can you find a hundred acres of available land at a freeway interchange in a major metropolitan area on which to build a new regional mall? Where is there a well-located, developable site in midtown Manhattan or west Los Angeles to construct a new office tower? If replacing assets like these is virtually impossible over the near term from a practical standpoint, what should the existing assets that fit these descriptions be worth?

    As a result of all these factors, it has been our contention for some time that Wall Street NAVs for REIT stocks were too low, making the stocks themselves look expensive on a historical basis. In late September, Merrill Lynch's research team raised their NAV estimates for the entire REIT sector by approximately 9%, corroborating our view that the stocks are not overvalued relative to asset value.

    Further validating this view, on August 20, 2004, General Growth Properties, the second largest mall owner in the United States, announced that it would acquire The Rouse Company, another mall company for $12.6 billion in the largest merger transaction ever in the REIT industry. General Growth's offer of $67.50 in cash for each Rouse share represented a 34% premium to the prior closing price and an even larger premium to just about everyone's estimate of the value of Rouse's assets.

    After an initial drop of about 9%, General Growth's stock has recovered virtually to its pre-merger level, indicating, in our opinion, that although investors were initially surprised at the price paid for Rouse, investors

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                                       4

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

believe that the merged company will provide meaningful growth in earnings. The clear implication here is that the economic values of Rouse's assets, at least in the view of General Growth and the other bidders, are significantly higher than that which analysts and investors had previously assigned to them. This view was quickly extended to other mall REITs, which also traded up significantly on the news of the merger, and to the REIT sector as a whole, which appreciated to new highs in the two-week period subsequent to the merger announcement.

    Not surprisingly, regional malls were the best performing property sector in the third quarter, returning 13.5%. Health care also performed well, generating a 10.0% total return. This is one of the few property types that we believe is generally more sensitive to interest rates, which declined meaningfully in the third quarter. The 10-year U.S. Treasury bond yield declined from 4.6% to 4.1% in the quarter. Self storage REITs returned 7.4% as investors responded to rapidly improving fundamentals. Self storage REITs experienced the most dramatic swing in earnings, from one of the most negative changes in the first quarter to one of the most positive changes in the second quarter.

    The manufactured housing sector was the worst performing group in the third quarter, having experienced the worst reported earnings of any property type in the second quarter, and having deteriorated at an even faster pace than in the first quarter. The office/industrial sector also lagged with a 3.5% total return in the quarter, although we believe a couple of local, company-specific problems that were generally not indicative of broader real estate trends plagued this small sector. Finally, the hotel sector was also a laggard in the quarter, turning in 6.1%. Hotel companies traded off, in our view, as investors feared that a potential 'soft patch' in the economy would impact this most economically sensitive sector.

    While there has been a wide variation among the total returns of the various property sectors, the performance spread among individual stocks has been even wider, differentiated primarily on the basis of cash flow growth rates. We anticipated over a year ago that as economic growth resumed, stock price performance would be most influenced by anticipated future cash flow growth prospects. Our proprietary valuation model has enabled us to identify companies that we believe have superior growth prospects. We therefore added great value through stock selection in most property type categories so far this year. During the third quarter in particular, our stock selection in the regional mall, office, hotel, shopping center, apartment and diversified sectors were significant drivers of our outperformance. Our overweight in the manufactured home and hotel sectors and our underweight in the shopping center sector were the only significant detractors from our relative performance. In total, we have generated over 600 basis points of net outperformance versus our benchmark so far this year, ahead of nearly all our competitors, and one of our best periods of relative performance.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an

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                                       5

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged. In short, we believe the REIT bull market is maturing. It is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

    This being said, REITs are generally not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth near term as companies seeking to issue stock will generally have the ability to do so at a premium to NAV and acquire or develop new assets at par. This can in turn contribute meaningfully to earnings accretion, as General Growth has amply demonstrated. For this reason, we believe that equity issuance by REITs will increase from recent levels as the more forward-looking companies look to capitalize -- literally -- on improving fundamentals by acquiring more assets today in a bid to boost earnings in the future.

    This capital-raising activity is not always a positive, however. An example of where we believe that capital raising by REITs is ill-timed is in the mortgage REIT sector. There have been 11 new mortgage REIT IPOs in 2004, surpassing activity levels in all other sectors. These companies generally deploy large amounts of leverage to generate high dividend yields. However, these vehicles are frequently structured and sold under the implicit (and we believe unlikely) assumption that current economic and interest rate conditions will persist. For one thing, mortgage REIT assets, which are loans on real estate as opposed to the real estate itself, generate a fixed revenue stream (unlike revenues from ownership of real property, which have historically grown over time). Although the fears of higher interest rates have so far proven to be overblown the last several months, a higher interest rate environment would no doubt make those fixed revenue streams less valuable and cause a mismatch between these companies' assets and liabilities. For these and other reasons, we generally avoid the mortgage REIT sector.

    The types of companies we remain invested in are those that we view as offering the potential for rising income and that will benefit most from economic strength. As a result, we believe that our REIT investments, driven both by improving property fundamentals within their existing real estate portfolios and by expanding

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                                       6

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

external acquisition and development opportunities, still offer the potential to generate attractive total returns for shareholders.

Sincerely,

             Martin Cohen                Robert H. Steers
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

             Joseph M. Harvey            James S. Corl
             JOSEPH M. HARVEY            JAMES S. CORL
             Portfolio Manager           Portfolio Manager


         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


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                                       7









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                     COHEN & STEERS REALTY FOCUS FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                              NUMBER
                                                             OF SHARES      VALUE
                                                             ---------   -----------
EQUITIES                                            93.33%(a)
    DIVERSIFIED                                      1.94%
         Alexander's(b)....................................     4,900    $   975,590
                                                                         -----------
    HOTEL                                           10.60%
         Hilton Hotels Corp. ..............................    52,900        996,636
         Host Marriott Corp.(b)............................   139,300      1,954,379
         Starwood Hotels & Resorts Worldwide...............    51,200      2,376,704
                                                                         -----------
                                                                           5,327,719
                                                                         -----------
    INDUSTRIAL                                       4.13%
         ProLogis..........................................    58,900      2,075,636
                                                                         -----------
    OFFICE                                          16.90%
         Arden Realty......................................    53,500      1,743,030
         Boston Properties.................................    49,200      2,725,188
         CarrAmerica Realty Corp. .........................    37,800      1,236,060
         Highwoods Properties..............................    49,900      1,228,039
         Maguire Properties................................    64,100      1,558,271
                                                                         -----------
                                                                           8,490,588
                                                                         -----------
    OFFICE/INDUSTRIAL                                2.85%
         Reckson Associates Realty Corp. ..................    49,900      1,434,625
                                                                         -----------
    RESIDENTIAL                                     31.12%
       APARTMENT                                    23.59%
         Archstone-Smith Trust.............................    47,400      1,499,736
         AvalonBay Communities.............................    57,400      3,456,628
         BRE Properties....................................    71,500      2,742,025
         Equity Residential................................    45,700      1,416,700
         Post Properties...................................    33,100        989,690
         Summit Properties.................................    64,700      1,750,135
                                                                         -----------
                                                                          11,854,914
                                                                         -----------

-------------------
(a) Percentages indicated are based on net assets of the fund.
(b) Nonincome producing security.

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                                       8

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                     COHEN & STEERS REALTY FOCUS FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES     VALUE
                                                                ---------  -----------
    MANUFACTURED HOME                                 7.53%
         Affordable Residential Communities................       90,100   $ 1,315,460
         Sun Communities...................................       63,000     2,468,970
                                                                           -----------
                                                                             3,784,430
                                                                           -----------
         TOTAL RESIDENTIAL.................................                 15,639,344
                                                                           -----------
    SELF STORAGE                                      5.34%
         Shurgard Storage Centers..........................       69,100     2,681,080
                                                                           -----------
    SHOPPING CENTER -- REGIONAL MALL                 18.94%
         CBL & Associates Properties.......................       26,800     1,633,460
         Macerich Co. .....................................       46,500     2,477,985
         Mills Corp. ......................................       52,300     2,712,801
         Taubman Centers...................................      104,300     2,694,069
                                                                           -----------
                                                                             9,518,315
                                                                           -----------
    SPECIALTY                                         1.51%
         American Campus Communities.......................       40,900       759,104
                                                                           -----------
              TOTAL EQUITIES
                (Identified cost -- $42,412,585)...........                 46,902,001
                                                                           -----------

                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
COMMERCIAL PAPER
         State Street Corp., 1.40%, due 10/01/2004     3.44%
            (Identified cost -- $1,729,000)........           $1,729,000     1,729,000
                                                                           -----------
TOTAL INVESTMENTS (Identified
  cost -- $44,141,585).............................   96.77%                48,631,001(a)
OTHER ASSETS IN EXCESS OF LIABILITIES..............    3.23%                 1,622,195
                                                     ------                -----------
NET ASSETS.........................................  100.00%               $50,253,196
                                                     ------                -----------
                                                     ------                -----------

-------------------
(a) At September 30, 2004, net realized appreciation was $4,489,416, based on cost for federal income tax purposes of $44,141,585. This consisted of aggregate gross unrealized appreciation on investments of $4,597,831 and aggregate gross unrealized depreciation on investments of $108,415.

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                                       9

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                     COHEN & STEERS REALTY FOCUS FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 2004 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $     1,000
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       21.825
                                                              -----------
    Net asset value and redemption price per share..........  $     45.82
                                                              -----------
                                                              -----------
    Maximum offering price per share ($45.82[div]0.955)(a)..  $     47.98
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $     1,000
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       21.825
                                                              -----------
    Net asset value and offering price per share(b).........  $     45.82
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $     1,000
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       21.825
                                                              -----------
    Net asset value and offering price per shareb...........  $     45.82
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $50,250,196
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    1,096,581
                                                              -----------
    Net asset value, offering and redemption price per
       share................................................  $     45.82
                                                              -----------
                                                              -----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

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                                       10

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                     COHEN & STEERS REALTY FOCUS FUND, INC.
                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                                            NET ASSET VALUE
                                                    NET ASSETS                                 PER SHARE
                                     -----------------------------------------   -------------------------------------
                                     CLASS A   CLASS B   CLASS C     CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                                     -------   -------   -------   -----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period: 12/31/03(b)...  $    0    $    0    $    0    $28,474,807   $45.82    $45.82    $45.82    $38.55
                                     ------    ------    ------    -----------   ------    ------    ------    ------
    Net investment income..........                                    512,888                                   0.69
    Net realized and unrealized
      gain on investments..........                                  5,817,428                                   7.13
    Distributions from net
      investment income............                                   (419,517)                                 (0.55)
                                                                                                               ------
    Capital stock transactions:
        Sold.......................   1,000     1,000     1,000     22,230,967
        Distributions reinvested...                                    370,536
        Redeemed...................                                 (6,733,913)
                                     ------    ------    ------    -----------   ------    ------    ------    ------
Net increase in net asset value....   1,000     1,000     1,000     21,778,389       --        --        --      7.27
                                     ------    ------    ------    -----------   ------    ------    ------    ------
End of period: 9/30/2004...........  $1,000    $1,000    $1,000    $50,253,196   $45.82    $45.82    $45.82    $45.82
                                     ------    ------    ------    -----------   ------    ------    ------    ------
                                     ------    ------    ------    -----------   ------    ------    ------    ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.
(b) Commencement of operations for Classes A, B, and C was September 30, 2004.

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                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.
                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS I
                 (PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

                        SINCE INCEPTION
ONE YEAR   FIVE YEARS      (5/8/97)
--------   ----------   ---------------
 33.09%      21.59%         13.08%

Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

During the periods presented, the advisor has waived expenses and/or reimbursed fees to limit the overall expenses of the fund. Absent such waivers and reimbursements, returns would have been lower.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

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                                       12

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

                    COHEN & STEERS                                       COHEN & STEERS
                  REALTY INCOME FUND                                     REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
                                                             IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                   FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:

                    COHEN & STEERS                                     COHEN & STEERS
                     UTILITY FUND                                     REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT ADVISOR
Director and chairman                     Cohen & Steers Capital Management, Inc.
                                          757 Third Avenue
Martin Cohen                              New York, NY 10017
Director and president                    (212) 832-3232

Bonnie Cohen                              FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                  State Street Bank and Trust Company
                                          225 Franklin Street
George Grossman                           Boston, MA 02110
Director
                                          TRANSFER AGENT
Richard J. Norman                         Boston Financial Data Services, Inc.
Director                                  66 Brooks Drive
                                          Braintree, MA 02184
Frank K. Ross                             (800) 437-9912
Director
                                          LEGAL COUNSEL
Willard H. Smith Jr.                      Simpson Thacher & Bartlett LLP
Director                                  425 Lexington Avenue
                                          New York, NY 10017
Adam Derechin
Vice president and assistant treasurer    DISTRIBUTOR
                                          Cohen & Steers Securities, LLC
James S. Corl                             757 Third Avenue
Vice president                            New York, NY 10017

Joseph M. Harvey                          Nasdaq Symbol: Class A -- CSFAX
Vice president                                                 B -- CSFBX
                                                               C -- CSFCX
Lawrence B. Stoller                                            I -- CSSPX
Assistant secretary
                                          Web site: cohenandsteers.com

                                          This report is authorized for delivery
                                          only to shareholders of Cohen & Steers
                                          Realty Focus Fund, Inc. unless
                                          accompanied or preceded by the
                                          delivery of a currently effective
                                          prospectus setting forth details of
                                          the fund. Past performance, of course,
                                          is no guarantee of future results and
                                          your investment may be worth more or
                                          less at the time you sell.

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                                       14

COHEN & STEERS
REALTY FOCUS FUND
757 THIRD AVENUE
NEW YORK, NY 10017




[COHEN & STEERS REALTY FOCUS FUND LOGO]

--------------------------------------

         QUARTERLY REPORT
        SEPTEMBER 30, 2004


                       STATEMENT OF DIFFERENCE

The division sign shall be expressed as................................. [div]